UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2026

Fermi Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42888	33-3560468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 S. Taylor St., Suite 301 Amarillo, TX	79101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 894-7855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FRMI	The Nasdaq Stock Market LLC
Common Stock, $0.001 par value	FRMI	The London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On March 26, 2026, Fermi Turbine Warehouse II LLC (“FTW II”), a Texas limited liability company and indirect wholly owned subsidiary of Fermi, Inc., entered into an Equipment Supply Loan Financing Agreement (the “Beal Credit Agreement”) with CLMG Corp., as administrative agent and collateral agent for the lenders (the “Beal Agent”), and the lenders party thereto (the “Beal Lenders”), to fund the acquisition of six Siemens Energy SGT-800 industrial gas turbines and related equipment for Project Matador (the “Beal Equipment Financing”). FTW II is an indirect wholly owned subsidiary of Fermi, Inc. held through Fermi Turbine Pledgor II LLC (“Pledgor”) and Fermi Turbine HoldCo II LLC (“Holdings”). The Sponsor (Fermi Inc.) is the indirect owner of 100% of the membership interests in each of Pledgor, Holdings and FTW II. All capitalized terms used but not defined herein shall have the meaning given to them in the Beal Credit Agreement.

The Beal Credit Agreement provides for a senior secured term loan facility in an aggregate principal amount of up to $165.0 million (the “Total Loan Commitment”). Borrowings may be made from the closing date through the maturity date, subject to a maximum of 45 borrowings during the loan availability period. Of the Total Loan Commitment, up to $22.9 million is reserved to fund interest, commitment fee, and agent fee payments. Each loan under the Beal Credit Agreement bears interest at a rate of 12.00% per annum, payable quarterly in arrears. Upon the occurrence and during the continuance of an event of default, interest accrues at a default rate of 14.00% per annum.

Proceeds of the loans may be used to pay equipment acquisition costs, including progress payments to Siemens Energy, Inc. under an equipment supply agreement originally entered into in October 2025 and subsequently assigned to FTW II, and to pay financing costs, including interest and fees.

The loans mature on the date that is 33 months after the closing date. On the maturity date (or upon earlier payment in full), FTW II is required to pay an exit fee equal to $37.0 million less the cumulative amount of interest and commitment fees paid to the lenders through such date.

The Beal Credit Agreement also provides for an unused commitment fee of 1% per annum on the daily unused and uncancelled portion of the commitments, payable quarterly in arrears.

The obligations under the Beal Equipment Financing are secured by a first-priority security interest in the financed equipment and related collateral. Holdings and Pledgor have each provided a guaranty of FTW II’s obligations under the Beal Credit Agreement, and the Company has provided a separate guaranty of FTW II’s obligations and agreed to make certain equity contributions pursuant to a Sponsor Equity Contribution and Guaranty Agreement. Under the Sponsor Equity Contribution and Guaranty Agreement, the Company is required to make a minimum equity contribution of $5,490,000 to be applied toward progress payments under the Equipment Supply Agreement.

The Beal Credit Agreement contains customary affirmative and negative covenants and events of default, including restrictions on additional indebtedness, liens, dispositions of equipment (subject to a permitted disposition of up to three turbines in a single transaction under certain conditions, including mandatory prepayment of 100% of net cash proceeds), investments, affiliate transactions, amendments to the equipment supply and storage agreements, and change of control. Events of default under the Beal Credit Agreement include, among others, failure to make payments, bankruptcy, misrepresentations, cross-default (with respect to debt or guarantees of any Loan Party in excess of $5.0 million in the aggregate), breach of supply and storage agreements, loss of applicable permits, loss of collateral, and change of control.

Mandatory prepayment of the loans is required upon, among other things, an event of loss, a disposition of equipment or equity interests, a change of control, receipt of performance or delay liquidated damages under the supply and storage agreements, or receipt of non-permitted debt proceeds.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, the anticipated use of proceeds of the Beal Equipment Financing, the acquisition and deployment of equipment for Project Matador, and the Company’s expected obligations under the Beal Credit Agreement and related financing documents. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including risks related to the Company’s ability to satisfy borrowing conditions, equipment delivery and deployment timelines, market conditions, and other factors described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Equipment Supply Loan Financing Agreement, dated March 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company  agrees to provide a copy of any omitted exhibit or schedule to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERMI INC.

Date: March 27, 2026	By:	/s/ Miles Everson
	Name:	Miles Everson
	Title:	Chief Financial Officer

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